UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
  July 31, 2024 (July 29, 2024)
Independent Bank Group, Inc.
(Exact Name of Registrant as Specified in its Charter)
Texas	001-35854	13-4219346
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)
7777 Henneman Way
McKinney, TX 75070-1711
(Address of principal executive offices)
(Zip Code)
(972) 562-9004
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value, $0.01	IBTX	NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.     Entry Into a Material Definitive Agreement.
On July 31, 2024, Independent Bank Group, Inc. (the “Company”) completed the issuance and sale (the “Offering”) of $175,000,000 aggregate principal amount of its 8.375% Fixed-to-Floating Rate Subordinated Notes due 2034 (the “Notes”). The Offering was completed pursuant to the prospectus, filed with the Securities and Exchange Commission as part of the Company’s Registration Statement on Form S-3 (File Number: 333-272553) (the “Registration Statement”), dated June 9, 2023, as supplemented by a preliminary prospectus supplement dated July 29, 2024 and a final prospectus supplement dated July 29, 2024, and free writing prospectuses dated July 29, 2024. In connection with the Offering, the Company entered into an Underwriting Agreement, dated as of July 29, 2024 (the “Underwriting Agreement”), with Keefe, Bruyette & Woods, Inc. and U.S. Bancorp Investments, Inc. The Notes were sold at an underwriting discount of 1.50%, resulting in net proceeds of approximately $172,375,000 before deducting expenses of the Offering. The Company will use part of the net proceeds from the Offering to repay the Company’s 5.875% subordinated notes due August 1, 2024 (the “2024 Notes”), and intends to use the remaining net proceeds from the Offering for general corporate purposes.
The Notes were issued under the Indenture, dated as of June 25, 2014 (the “Base Indenture”), between the Company and Computershare Trust Company, National Association, as successor in interest to Wells Fargo Bank, National Association, as trustee (the “Trustee”), as supplemented by the Fourth Supplemental Indenture, dated as of July 31, 2024 (the “Fourth Supplemental Indenture” and the Base Indenture as supplemented thereby, the “Indenture”), between the Company and the Trustee.
From and including the date of issuance to, but excluding, August 15, 2029 or the date of earlier redemption, the Notes will bear interest at a fixed rate of 8.375% per year, payable semi-annually in arrears on February 15 and August 15 of each year, commencing on February 15, 2025. Thereafter, from and including August 15, 2029, to, but excluding, the maturity date, August 15, 2034, or the date of earlier redemption, the Notes will bear interest at a floating rate per year equal to a Benchmark rate, which is expected to be Three-Month Term SOFR (each as defined in the Indenture), plus 460.5 basis points, payable quarterly in arrears on February 15, May 15, August 15 and November 15 of each year, commencing on November 15, 2029. Notwithstanding the foregoing, if the Benchmark rate is less than zero, then the Benchmark rate shall be deemed to be zero.
The Notes are the Company’s unsecured, subordinated obligations and (i) rank junior in right of payment and upon liquidation to any of the Company’s existing and future Senior Indebtedness (as defined in the Indenture), whether secured or unsecured; (ii) rank  equal in right of payment and upon liquidation with any of the Company’s existing and future subordinated indebtedness the terms of which provide that such indebtedness ranks equally with promissory notes, bonds, debentures and other evidences of indebtedness of types that include the Notes, including the 2024 Notes and 4.00% fixed-to-floating rate subordinated notes due September 15, 2030; (iii) rank  senior in right of payment and upon liquidation with the Company’s existing junior subordinated debentures underlying outstanding trust preferred securities and any indebtedness the terms of which provide that such indebtedness ranks junior to promissory notes, bonds, debentures and other types of indebtedness that include the Notes; and (iv) are structurally subordinated to all of the existing and future indebtedness, deposits and other liabilities of Independent Bank and the Company’s other current and future subsidiaries, including, without limitation, Independent Bank’s liabilities to depositors in connection with the deposits in Independent Bank, its liabilities to general creditors and its liabilities arising during the ordinary course or otherwise.
The Notes may be redeemed at the Company’s option under certain circumstances, as described in the Indenture.
The foregoing summary of the terms of the Underwriting Agreement, the Indenture and the Notes does not purport to be complete and is subject to, and qualified in its entirety by, the full text of (i) the Underwriting Agreement, (ii) the Base Indenture, (iii) the Fourth Supplemental Indenture and (iv) the form of the Notes, each of which is attached hereto as an exhibit and is incorporated herein by reference.
Item 2.03.     Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information set forth in Item 1.01 above is incorporated by reference into this Item 2.03.
Item 8.01.     Other Events.
Opinion of Chief Legal Officer
In connection with closing of the Offering, the Company is filing a legal opinion of its Executive Vice President, Chief Legal Officer regarding the legality of the Notes issued in the Offering, attached as Exhibit 5.1 to this Current Report, to incorporate such opinion by reference into the Registration Statement.
2024 Notes Repayment
The Company will use a portion of the proceeds of the Offering to repay all of the 2024 Notes, constituting the full outstanding principal amount of the 2024 Notes, plus accrued and unpaid interest thereon to, but excluding, August 1, 2024.
Item 9.01.     Financial Statements and Exhibits.
(d) Exhibits
The following exhibits are filed with this Current Report on Form 8-K:
Exhibit Number	Description of Exhibit
1.1*	Underwriting Agreement, dated as of July 29, 2024, by and among Independent Bank Group, Inc., Keefe, Bruyette & Woods, Inc. and U.S. Bancorp Investments, Inc.
4.1**	Subordinated Debt Indenture, dated as of June 25, 2014, by and between Independent Bank Group, Inc. and Wells Fargo Bank, National Association, as trustee
4.2*
Fourth Supplemental Indenture, dated as of July 31, 2024, between Independent Bank Group, Inc. and Computershare Trust Company, National Association, as successor in interest to Wells Fargo Bank, National Association, as trustee

4.3*	Form of 8.375% Fixed-to-Floating Rate Subordinated Notes due 2034 (included in Exhibit 4.2)
5.1*	Opinion of Ankita Puri, Executive Vice President and Chief Legal Officer of Independent Bank Group, Inc.
23.1*	Consent of Ankita Puri, Executive Vice President and Chief Legal Officer of Independent Bank Group, Inc. (included in Exhibit 5.1)

*	Filed herewith.
**	Incorporated herein by reference to Exhibit 4.6 to the Company’s Amendment No. 1 to Registration Statement on Form S-3 (Registration No. 333-196627) as filed with the Commission on June 25, 2014.

Forward-Looking Statements

This Current Report contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to risks and uncertainties and are made pursuant to the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and other related federal securities laws. Forward-looking statements include, without limitation, statements herein with respect to the repayment of the 2024 Notes and the use of proceeds from the Offering. Such statements are typically, but not exclusively, identified by the use in the statements of words or phrases such as “aim,” “anticipate,” “estimate,” “expect,” “goal,” “guidance,” “intend,” “is anticipated,” “is estimated,” “is expected,” “is intended,” “objective,” “plan,” “projected,” “projection,” “will affect,” “will be,” “will continue,” “will decrease,” “will grow,” “will impact,” “will increase,” “will incur,” “will reduce,” “will remain,” “will result,” “would be,” variations of such words or phrases (including where the word “could,” “may” or “would” is used rather than the word “will” in a phrase) and similar words and phrases indicating that the statement addresses some future result, occurrence, plan or objective. The forward-looking statements that the Company makes are based on its current expectations and assumptions regarding its business, the economy, and other future conditions. Because forward-looking statements relate to future results and occurrences, they are subject to inherent uncertainties, risks, and changes in circumstances that are difficult to predict. The Company’s actual results may differ materially from those contemplated by the forward looking statements, which are neither statements of historical fact nor guarantees or assurances of future performance. Many possible events or factors could affect the Company’s future financial results and performance and could cause those results or performance to differ materially from those expressed in the forward-looking statements.  As a result of these and other matters, including changes in facts, assumptions not being realized or other factors, the actual results relating to the subject matter of any forward-looking statement may differ materially from the anticipated results expressed or implied in that forward-looking statement. Any forward-looking statement made in this filing or made by the Company in any report, filing, document or information incorporated by reference in this filing, speaks only as of the date on which it is made. The Company undertakes no obligation to update any such forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law. A forward-looking statement may include a statement of the assumptions or bases underlying the forward-looking statement. The Company believes that these assumptions or bases have been chosen in good faith and that they are reasonable. However, the Company cautions you that assumptions as to future occurrences or results almost always vary from actual future occurrences or results, and the differences between assumptions and actual occurrences and results can be material. Therefore, the Company cautions you not to place undue reliance on the forward-looking statements contained in this filing or incorporated by reference herein.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
INDEPENDENT BANK GROUP, INC.
Date: July 31, 2024	By:	/s/ David R. Brooks
David R. Brooks
Chairman of the Board and Chief Executive Officer